                                                                   Exhibit 10.39




December 1, 1998


John B. Bartling
333 North Parkview Avenue
Bexley, Ohio 43209

Re: Employment Agreement dated as of December 1, 1995, as amended

Dear John:

Reference is made to the above captioned Employment Agreement between yourself and Lexford Residential Trust, as successor by merger to Lexford, Inc. f/k/a Cardinal Realty Services, Inc., as amended as of April 18, 1996, December 20, 1996 and January 1, 1997 (the "Employment Agreement"). The Compensation Committee of the Board of Trustees of Lexford Residential Trust (the "Company") has authorized the Company to enter into a renewal term of the Employment Agreement covering the period from December 1, 1998, through and including November 30, 1999.

Your signature below will evidence your agreement to the renewal term and, as so renewed, the Employment Agreement will remain in full force and effect.


Very truly yours,

LEXFORD RESIDENTIAL TRUST

By:  /s/ BRADLEY A. VAN AUKEN
     -----------------------------
     Bradley A. Van Auken
     Senior Vice President



     ACKNOWLEDGED AND AGREED

     /s/ JOHN B. BARTLING
     -----------------------------
     John B. Bartling